UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds INTERNET TOLLKEEPER FUNDSM Annual Report December 31, 2003 Long-term growth of capital through companies that are strategically positioned to benefit from the expansion of the Internet.

Goldman Sachs Internet Tollkeeper FundSM not fdic-insured may lose value no bank guarantee

GOLDMAN SACHS INTERNET TOLLKEEPER FUND℠

What Differentiates Goldman Sachs Internet Tollkeeper Investment Process?

The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long term from the growth of the Internet by providing media/content, services, technology and improved business models to Internet companies and Internet users.

Goldman Sachs' Growth Equity Investment Process

1 STOCK SELECTION

Buy the business:
Invest as though we are actually buying the company, rather than trading its stock

Buy high-quality growth businesses:

- Strong brand name
- Dominant market share
- Recurring revenue stream
- Free cash flow generation
- Long product life cycles
- Strong company management

Buy at a discount to the business' true value

2 PORTFOLIO CONSTRUCTION

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team's conviction in the overall business

3 RESULT

Growth stock portfolio that:

- is **strategically positioned** for long-term growth
- has **low turnover** — a result of **bottom-up stock selection** with a focus on **long-term investing**
- is a **high quality portfolio** that is well positioned for **long-term growth**

1

G O L D M A N S A C H S I N T E R N E T T O L L K E E P E R F U N DSM Performance Overview Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs Internet Tollkeeper Fund during the one-year reporting period that ended December 31, 2003. Performance Review During the one-year period that ended December 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 45.63%, 44.66%, 44.75%, 46.30%, and 45.61%, respectively. Over the same time period the Fund’s benchmarks, the Goldman Sachs Internet Index, NASDAQ Composite Index, and S&P 500 Index generated cumulative total returns of 93.69%, 50.01%, and 28.69%, respectively. The first quarter of 2003 was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low-demand environment. In the second, third and fourth quarters, the U.S. equity markets rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. While the gains were broad based, the largest returns were found in highly speculative and smaller cap areas. Investors seemed optimistic that an improving economy would further stimulate demand for U.S. products and services. Portfolio Positioning The Fund invests primarily in established growth businesses within the media, telecommunications, technology, and Internet sectors. Portfolio Highlights Although the Fund generated strong absolute returns during the reporting period, it under-performed its technology-based benchmarks during the period. During the year, Technology companies led the market’s rally. Although the Fund did not own many of the more speculative, aggressive names that suffered the most in the last three years and led the tech rally in 2003, the Fund’s holdings participated in the rally and generated strong absolute results. Our disciplined investment philosophy is to purchase high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent management, and strong financials. We are long-term investors and believe that the companies the Fund owns will ultimately come out on top and outperform over the full market cycle. EMC Corp., Cisco Systems, Inc., Texas Instruments, Inc., and QUALCOMM, Inc. were examples of Fund holdings that significantly contributed to positive performance. On the other hand, despite its strong fundamentals, Microsoft Corp. underperformed the market in 2003 and negatively impacted the portfolio’s returns. Microsoft is often viewed as a technology safe-haven and in the recent tech market rally many investors shifted out of Microsoft and into more aggressive companies.

G O L D M A N S A C H S I N T E R N E T T O L L K E E P E R F U N DSM Despite a difficult start to the year due to economic and geopolitical turmoil and uncertainty, Media companies finished the year in positive territory. Although national advertising showed earlier signs of increasing strength, recovery of local advertising lagged, as it typically does. This caused concern for companies exposed to this area. In the latter part of the year, the Fund’s Media companies benefited from several indicators that an advertising recovery is underway. Fund holdings in Cablevision Systems Corp., Univision Communications, Inc., Clear Channel Communications, Inc., and Time Warner, Inc. all finished the year in positive territory. On the downside, Westwood One, Inc. and Citadel Broadcasting Co. underperformed their peers during the year. However, we believe their fundamentals remain strong. - Crown Castle International Corp. — Crown Castle International was one of the Fund’s top performers this year and significantly contributed to positive performance. The company recently reached positive free cash flow and expects to remain so going forward. This dramatically reduced the risk profile of the company. In 2003, management also took steps to improve the firm’s balance sheet by calling some of their high yield debt. In addition, wireless carriers have been forced to spend money on cell sites this year because of the implementation of wireless number portability. This further boosted Crown Castle’s results. - Univision Communications, Inc. — The integration of Univision Radio (formerly Hispanic Broadcasting Corp.) should enable the combined company to reach an even wider audience. Advertisers are attracted by this structure, as Univision’s radio and television properties provide businesses with the ability to reach Spanish-language speaking audiences through multiple mediums. - QUALCOMM, Inc. — QUALCOMM has benefited from higher than expected earnings, attributable to soaring demand for cell phone chips. As the innovator of Code Division Multiple Access (CDMA) technology, the fastest growing wireless standard, QUALCOMM receives a royalty on the manufacturers’ selling price of every CDMA handset made. CDMA is now approaching worldwide acceptance as the standard for third generation networks. With an increasing number of consumers both in the U.S. and abroad using networks that are optimized for the Internet and data, we remain hopeful about the company’s long-term growth opportunity. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Management Team January 15, 2004

G O L D M A N S A C H S I N T E R N E T T O L L K E E P E R F U N DSM Fund Basics as of December 31, 2003 Assets Under Management $490.7 Million Number of Holdings 35 N A S D A Q S Y M B O L S Class A Shares GITAX Class B Shares GITBX Class C Shares GITCX Institutional Shares GITIX Service Shares GITSX P E R F O R M A N C E R E V I E W January 1, 2003– Fund Total Return S&P 500 NASDAQ Goldman Sachs December 31, 2003 (based on NAV)1 Index2 Composite Index2 Internet Index2 Class A 45.63% 28.69% 50.01% 93.69% Class B 44.66 28.69 50.01 93.69 Class C 44.75 28.69 50.01 93.69 Institutional 46.30 28.69 50.01 93.69 Service 45.61 28.69 50.01 93.69 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The Indexes are unmanaged and do not reflect any fees or expenses. The S&P 500 and NASDAQ Composite Indexes reflect the reinvestment of dividends. S T A N D A R D I Z E D T O T A L R E T U R N S 3 For the period ended 12/31/03 Class A Class B Class C Institutional Service One Year 37.60% 39.66% 43.75% 46.30% 45.61% Since Inception3 -8.96 -8.87 -8.47 -7.38 -7.84 (10/1/99) 3The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. T O P 1 0 H O L D I N G S A S O F 1 2 / 3 1 / 0 3 4 Holding % of Total Net Assets Line of Business Crown Castle International Corp. 7.0% Wireless QUALCOMM, Inc. 5.8 Telecommunications Equipment Microsoft Corp. 5.7 Computer Software Viacom, Inc. Class B 5.4 Media Univision Communications, Inc. 4.9 Media Clear Channel Communications, Inc. 4.9 Media Cablevision Systems Corp. 4.5 Media Intel Corp. 4.4 Semiconductors Dell, Inc. 4.4 Computer Hardware Cisco Systems, Inc. 4.1 Computer Hardware 4The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class B Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Internet Tollkeeper Fund. For comparative purposes, the performance of the Fund’s benchmarks (S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Institutional and Service Shares will vary from Class B Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from October 1, 1999 to December 31, 2003.

Average Annual Total Return through December 31, 2003	Since Inception	One Year

Class A (Commenced October 1, 1999)
Excluding sales charges	-7.75%	45.63%
Including sales charges	-8.96%	37.60%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-8.43%	44.66%
Including contingent deferred sales charges	-8.87%	39.66%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-8.47%	44.75%
Including contingent deferred sales charges	-8.47%	43.75%

Institutional Class (Commenced October 1, 1999)	-7.38%	46.30%

Service Class (Commenced October 1, 1999)	-7.84%	45.61%

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Investments
December 31, 2003

Shares	Description	Value
Common Stocks – 100.2%

Computer Hardware – 14.2%
385,150	Avocent Corp.*	$14,065,678
820,900	Cisco Systems, Inc.*	19,939,661
634,600	Dell, Inc.*	21,551,016
1,081,630	EMC Corp.*	13,974,660

		69,531,015

Computer Software – 11.3%
246,300	Electronic Arts, Inc.*	11,768,214
144,070	Intuit, Inc.*	7,622,744
1,020,340	Microsoft Corp.	28,100,163
233,300	Symantec Corp.*	8,083,845

		55,574,966

Hotel – 4.0%
894,130	Cendant Corp.*	19,912,275

Information Services – 5.5%
395,060	First Data Corp.	16,233,016
268,660	Iron Mountain, Inc.*	10,622,816

		26,855,832

Internet – 1.9%
148,200	eBay, Inc.*	9,572,238

Media – 34.0%
938,087	Cablevision Systems Corp.*	21,941,855
268,500	Citadel Broadcasting Co.*	6,006,345
514,034	Clear Channel Communications, Inc.	24,072,212
319,100	Cox Communications, Inc.*	10,992,995
296,700	EchoStar Communications Corp.*	10,087,800
455,400	Liberty Media Corp.*	5,414,706
347,326	Metro-Goldwyn-Mayer, Inc.*	5,935,801
76,468	The E.W. Scripps Co.	7,198,698
665,550	Time Warner, Inc.*	11,973,245
610,900	Univision Communications, Inc.*	24,246,621
597,421	Viacom, Inc. Class B	26,513,544
363,550	Westwood One, Inc.*	12,437,045

		166,820,867

Processors – 2.1%
365,390	CheckFree Corp.*	10,103,034

Security/ Asset Management – 3.2%
1,325,450	The Charles Schwab Corp.	15,693,328

Semiconductors – 10.7%
676,368	Intel Corp.	21,779,049
180,370	KLA-Tencor Corp.*	10,582,308
99,300	Tessera Technologies, Inc.*	1,867,833
411,200	Texas Instruments, Inc.	12,081,056
159,300	Xilinx, Inc.*	6,171,282

		52,481,528

Telecommunications Equipment – 5.8%
528,600	QUALCOMM, Inc.	28,507,398

Truck Freight – 0.5%
61,700	C.H. Robinson Worldwide, Inc.	2,339,047

Wireless – 7.0%
3,111,475	Crown Castle International Corp.*	34,319,569

TOTAL COMMON STOCKS
(Cost $493,884,124)		$491,711,097

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.3%

Joint Repurchase Agreement Account II^
$1,500,000	0.99%	01/02/2004	$1,500,000
Maturity Value: $1,500,083

TOTAL REPURCHASE AGREEMENT
(Cost $1,500,000)			$1,500,000

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $495,384,124)			$493,211,097

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Shares	Description	Value
Securities Lending Collateral – 2.7%

13,422,602	Boston Global Investment Trust – Enhanced Portfolio	$13,422,602

TOTAL SECURITIES LENDING COLLATERAL
(Cost $13,422,602)		$13,422,602

TOTAL INVESTMENTS
(Cost $508,806,726)		$506,633,699

*	Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2003.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investment in securities, at value (identified cost $495,384,124)	$493,211,097
Securities lending collateral, at value (which approximates cost)	13,422,602
Cash	47,800
Receivables:
Fund shares sold	803,552
Dividends and Interest	106,075
Reimbursement from investment adviser	9,234
Securities lending income	2,504
Other assets	9,751

Total assets	507,612,615

Liabilities:

Payables:
Payable upon return of securities loaned	13,422,602
Fund shares repurchased	2,550,773
Amounts owed to affiliates	759,731
Accrued expenses	153,128

Total liabilities	16,886,234

Net Assets:

Paid-in capital	1,931,144,658
Accumulated net realized loss on investment transactions	(1,438,245,250)
Net unrealized loss on investments	(2,173,027)

NET ASSETS	$490,726,381

Net asset value, offering and redemption price per share:(a)
Class A	$6.99
Class B	$6.77
Class C	$6.76
Institutional	$7.11
Service	$6.96

Shares outstanding:
Class A	25,880,586
Class B	27,993,373
Class C	13,723,171
Institutional	3,893,749
Service	6,882

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	71,497,761

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $7.40. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Operations
For the Year Ended December 31, 2003

Investment income:

Dividends	$820,090
Interest (including securities lending income of $46,741)	102,963

Total income	$923,053

Expenses:

Management fees	4,397,786
Distribution and Service fees(a)	2,967,628
Transfer Agent fees(b)	802,937
Custody and accounting fees	112,367
Printing fees	105,679
Registration fees	77,319
Professional fees	45,907
Trustee fees	8,423
Service Share fees	262
Other	154,076

Total expenses	8,672,384

Less — expense reductions	(221,029)

Net expenses	8,451,355

NET INVESTMENT LOSS	(7,528,302)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(103,855,896)
Net change in unrealized loss on investments	274,733,132

Net realized and unrealized gain on investment transactions	170,877,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,348,934

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $404,182, $1,725,071 and $838,375, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $307,178, $327,763, $159,291, $8,684 and $21, respectively.

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Changes in Net Assets
For the Year Ended December 31, 2003

From operations:

Net investment loss	$(7,528,302)
Net realized loss on investment transactions	(103,855,896)
Net change in unrealized loss on investments	274,733,132

Net increase in net assets resulting from operations	163,348,934

From share transactions:

Proceeds from sales of shares	93,905,961
Cost of shares repurchased	(158,593,795)

Net decrease in net assets resulting from share transactions	(64,687,834)

TOTAL INCREASE	98,661,100

Net assets:

Beginning of year	392,065,281

End of year	$490,726,381

10      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Changes in Net Assets
For the Year Ended December 31, 2002

From operations:

Net investment loss	$(10,265,770)
Net realized loss on investment transactions	(437,682,479)
Net change in unrealized loss on investments	117,815,678

Net decrease in net assets resulting from operations	(330,132,571)

From share transactions:

Proceeds from sales of shares	80,281,466
Cost of shares repurchased	(259,091,625)

Net decrease in net assets resulting from share transactions	(178,810,159)

TOTAL DECREASE	(508,942,730)

Net assets:

Beginning of year	901,008,011

End of year	$392,065,281

The accompanying notes are an integral part of these financial statements.       11

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset				Distributions	Net asset
	value,	Net	Net realized	Total from	to shareholders	value,
	beginning	investment	and unrealized	investment	from net	end of
	of period	loss(c)	gain (loss)	operations	realized gains	period

FOR THE YEARS ENDED DECEMBER 31,

2003 - Class A Shares	$4.80	$(0.08)	$2.27	$2.19	$—	$6.99
2003 - Class B Shares	4.68	(0.12)	2.21	2.09	—	6.77
2003 - Class C Shares	4.67	(0.12)	2.21	2.09	—	6.76
2003 - Institutional Shares	4.86	(0.05)	2.30	2.25	—	7.11
2003 - Service Shares	4.78	(0.08)	2.26	2.18	—	6.96

2002 - Class A Shares	7.91	(0.08)	(3.03)	(3.11)	—	4.80
2002 - Class B Shares	7.77	(0.12)	(2.97)	(3.09)	—	4.68
2002 - Class C Shares	7.77	(0.12)	(2.98)	(3.10)	—	4.67
2002 - Institutional Shares	7.98	(0.06)	(3.06)	(3.12)	—	4.86
2002 - Service Shares	7.89	(0.09)	(3.02)	(3.11)	—	4.78

2001 - Class A Shares	11.90	(0.13)	(3.86)	(3.99)	—	7.91
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—	7.77
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—	7.77
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—	7.98
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—	7.89

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88
FOR THE PERIOD ENDED DECEMBER 31,

1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—	19.25
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—	19.20
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—	19.19
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—	19.25
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—	19.23

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

						Ratios assuming no
						expense reductions

	Net assets			Ratio of				Ratio of
	at end of	Ratio of		net investment		Ratio of		net investment		Portfolio
Total	period	net expenses to		loss to		expenses to		loss to		turnover
return(a)	(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

45.63%	$180,819	1.50%		(1.30)%		1.55%		(1.35)%		27%
44.66	189,420	2.25		(2.04)		2.30		(2.09)		27
44.75	92,752	2.25		(2.04)		2.30		(2.09)		27
46.30	27,687	1.10		(0.89)		1.15		(0.94)		27
45.61	48	1.60		(1.39)		1.65		(1.44)		27

(39.32)	147,055	1.51		(1.46)		1.56		(1.51)		28
(39.77)	154,251	2.26		(2.21)		2.31		(2.26)		28
(39.90)	74,765	2.26		(2.21)		2.31		(2.26)		28
(39.10)	15,920	1.11		(1.06)		1.16		(1.11)		28
(39.42)	74	1.61		(1.56)		1.66		(1.61)		28

(33.53)	325,639	1.50		(1.37)		1.50		(1.37)		24
(34.10)	345,170	2.25		(2.12)		2.25		(2.12)		24
(34.04)	173,860	2.25		(2.12)		2.25		(2.12)		24
(33.33)	56,030	1.10		(0.97)		1.10		(0.97)		24
(33.59)	309	1.60		(1.40)		1.60		(1.40)		24

(37.24)	664,994	1.50		(1.13)		1.50		(1.13)		82
(37.65)	621,790	2.25		(1.88)		2.25		(1.88)		82
(37.67)	339,431	2.25		(1.88)		2.25		(1.88)		82
(36.88)	104,631	1.10		(0.74)		1.10		(0.74)		82
(37.28)	566	1.60		(1.29)		1.60		(1.29)		82

92.50	575,535	1.50	(b)	(1.29	)(b)	1.79	(b)	(1.58	)(b)	16
92.00	537,282	2.25	(b)	(2.04	)(b)	2.54	(b)	(2.33	)(b)	16
91.90	329,135	2.25	(b)	(2.05	)(b)	2.54	(b)	(2.34	)(b)	16
92.50	68,275	1.10	(b)	(0.88	)(b)	1.39	(b)	(1.17	)(b)	16
92.30	53	1.60	(b)	(1.35	)(b)	1.89	(b)	(1.64	)(b)	16

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Notes to Financial Statements
December 31, 2003

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation —

     Investments in securities traded on a U.S. securities exchange or the Nasdaq system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Funds Management, L.P., a subsidiary of The Goldman Sachs Group, Inc., was renamed Goldman Sachs Asset Management, L.P. (“GSAM”), effective at the end of April 2003, and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. The fees payable under the Agreement, and the personnel who manage the Fund, did not change as a result of GSAM’s assumption of responsibilities. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the investment adviser is entitled to a fee (“Management fee”), computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis 0.06% (rounded) of the average daily net assets of the Fund.

     For the year ended December 31, 2003, GSAM reimbursed approximately $220,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2003, the custody fees were reduced by approximately $1,000 under such arrangements.

     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2003, Goldman Sachs advised the Fund that it retained approximately $24,000, $2,300 and $400, for Class A, Class B and Class C Shares, respectively.

     The Trust, on behalf of the Fund has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.

     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Notes to Financial Statements (continued)
December 31, 2003

3. AGREEMENTS (continued)

     At December 31, 2003, the amounts owed to affiliates were approximately $411,000, $274,000 and $75,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended December 31, 2003, were $118,997,472 and $189,536,559, respectively.

     For the year ended December 31, 2003, Goldman Sachs and affiliates earned approximately $11,000 of brokerage commissions from portfolio transactions.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with the other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2003 is reported parenthetically on the Statement of Operations. A portion of this amount, $20,198, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2003, BGA earned $8,246 in fees as securities lending agent. At December 31, 2003, the Fund loaned securities having a market value of $13,170,777 collateralized by cash in the amount of $13,422,602, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory Trust. The Enhanced Portfolio is exempt from registration under Section 3(c) (7) of the Investment Company Act of 1940 and is managed by GSAM for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At December 31, 2003, the amount payable to Goldman Sachs upon return of securities loaned is $26,125.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 2003, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At December 31, 2003, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $1,500,000 in principal amount. At December 31, 2003, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.	$150,000,000	0.98%	01/02/2004	$150,008,167

Banc of America Securities LLC	500,000,000	1.01	01/02/2004	500,028,056

Barclays Capital PLC	200,000,000	1.00	01/02/2004	200,011,111

Deutsche Bank Securities, Inc.	500,000,000	0.98	01/02/2004	500,027,222

Greenwich Capital Markets	400,000,000	1.01	01/02/2004	400,022,444

J.P. Morgan Chase & Co.	400,000,000	1.01	01/02/2004	400,022,444

Morgan Stanley	100,000,000	0.90	01/02/2004	100,005,000

Morgan Stanley	220,000,000	0.99	01/02/2004	220,012,100

UBS LLC	248,400,000	0.97	01/02/2004	248,413,386

UBS LLC	380,000,000	0.98	01/02/2004	380,020,689

UBS LLC	500,000,000	1.00	01/02/2004	500,027,778

Westdeutsche Landesbank AG	300,000,000	1.02	01/02/2004	300,017,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$3,898,400,000			$3,898,615,397

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Notes to Financial Statements (continued)
December 31, 2003

8. ADDITIONAL TAX INFORMATION

As of December 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward	$(1,427,163,187)
Unrealized gain (losses) — net	(13,255,090)

Total accumulated earnings (losses) — net	$(1,440,418,277)

Capital loss carryforward years of expiration	2009-2011

At December 31, 2003, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$519,888,789

Gross unrealized gain	77,184,842
Gross unrealized loss	(90,439,932)

Net unrealized security loss	$(13,255,090)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and the recognition of gains on appreciated stock for tax purposes.

9. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, the Fund reclassified $7,528,302 from paid-in capital to accumulated net investment income. This reclassification has no impact on the net asset value of the Fund. This reclassification results primarily from the difference in the tax treatment of net operating losses.

This page replaces page 18 in the accompanying annual report due to a print correction.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2003		December 31, 2002

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,612,133	$69,281,237	10,590,558	$58,301,736
Shares repurchased	(17,394,722)	(96,549,323)	(21,101,430)	(118,648,078)

	(4,782,589)	(27,268,086)	(10,510,872)	(60,346,342)

Class B Shares
Shares sold	1,109,969	6,207,948	1,133,636	6,742,430
Shares repurchased	(6,082,352)	(34,384,442)	(12,579,664)	(67,290,403)

	(4,972,383)	(28,176,494)	(11,446,028)	(60,547,973)

Class C Shares
Shares sold	1,996,875	10,557,688	2,076,295	10,547,473
Shares repurchased	(4,274,112)	(23,362,395)	(8,464,799)	(45,013,733)

	(2,277,237)	(12,804,707)	(6,388,504)	(34,466,260)

Institutional Shares
Shares sold	1,315,962	7,858,220	936,875	4,687,815
Shares repurchased	(697,402)	(4,252,295)	(4,681,064)	(27,998,086)

	618,560	3,605,925	(3,744,189)	(23,310,271)

Service Shares
Shares sold	190	868	301	2,012
Shares repurchased	(8,763)	(45,340)	(23,943)	(141,325)

	(8,573)	(44,472)	(23,642)	(139,313)

NET DECREASE	(11,422,222)	$(64,687,834)	(32,113,235)	$(178,810,159)

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Internet Tollkeeper Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1999 were audited by other auditors whose report, dated February 17, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Internet Tollkeeper Fund at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 10, 2004

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
				Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President— Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Citizens Scholarship Foundation of America (1998-Present); Director, Private Equity Investors— III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).

			Chairman of the Board and Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None
John P. Coblentz, Jr. Age: 62	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None
Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

				Number of
				Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None
Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-Present). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None
Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (1999-Present); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees
*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999- October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992- December 1998). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

				Number of
				Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

*James A. McNamara Age: 41	Trustee & Vice President	Since 2002	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	64	None

		Since 2001	Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director— GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	64	None

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001	Managing Director, GSAM (1997-Present). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

		Since 2002	President— Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary— Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act. Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of	Principal Occupation(s)
Name, Age and Address	With the Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

President— Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary— Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (December 2003-Present) Vice President, Goldman Sachs (July 1995-December 2003). Treasurer— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).
Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).
Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary— Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $375.7 billion in assets under management as of December 31, 2003 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results
- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products
- Thoughtful Solutions
- Risk Management

Outstanding Client Service
- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds
- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President Gary D. Black James A. Fitzpatrick, Vice President John P. Coblentz, Jr. James A. McNamara, Vice President Patrick T. Harker John M. Perlowski, Treasurer James A. McNamara Howard B. Surloff, Secretary Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke G O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P. Distributor and Transfer Agent Investment Adviser Visit our internet address: www.gs.com/funds The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Holdings are as of December 31, 2003 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s participation in the initial public offering (IPO) market during its initial start-up phase may have had a magnified impact on the Fund’s performance because of its relatively small asset base at start-up. As the Fund’s assets grow, it is probable that the effect of IPO investments on the Fund’s performance will not be as significant. The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund invests in “Internet Tollkeeper” companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund’s past returns have been positive. Goldman, Sachs & Co. is the distributor of the Fund. Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co. Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: February 29, 2004 04-197 / TOLLAR / 102.9K / 02-04

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2003	2002	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$628,650	$503,700	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$316,000	$188,000	Financial statement audits

Audit-Related Fees

• PwC	$128,500	$128,500	Other attest services

• E&Y	$0	$0

Tax Fees

• PwC	$175,900	$171,300	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$75,650	$57,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2003	2002	Description of Services Rendered
Audit-Related Fees

• PwC	$524,000	N/A	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• E&Y	$0	N/A

Tax Fees

• PwC	$0	N/A

• E&Y	$0	N/A

All Other Fees

• PwC	$0	N/A

• E&Y	$6,000	N/A	Represents access to an on-line accounting reference tool for certain employees of the Trust’s distributor.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Goldman Sachs Trust by PricewaterhouseCoopers LLP for the 12 months ended November 28, 2003 and November 29, 2002 were approximately $304,400 and $299,800, respectively. The aggregate non-audit fees billed to the Goldman Sachs Trust’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 28, 2003 and November 29, 2002 were approximately $5.5 million and $8.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

The aggregate non-audit fees billed to the Goldman Sachs Trust by Ernst & Young LLP for the 12 months ended December 31, 2003 and December 31, 2002 were approximately $75,650 and $57,800, respectively. The aggregate non-audit fees billed to the Goldman Sachs Trust’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2003 and December 31, 2002 were approximately $30.9 million and $15.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — The Goldman Sachs Trust’s audit committee has considered whether the provision of non-audit services to the Goldman Sachs Trust’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS Not Applicable to annual reports for the year ended December 31, 2003

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 5, 2004

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 5, 2004